POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Paul M. Harmon, William J. Hanfland or Robert
W. Rush, Jr., to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statements of COUNTRY Mutual Funds Trust and pre- or post-effective amendments thereto, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, whereby ratifying and conforming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


Date:    August 19, 2003





/s/ David A. Downs
  -----------------------
    David A. Downs, Trustee



Subscribed and sworn to me this 19th day of August, 2003.



                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Paul M. Harmon, William J. Hanfland or Robert
W. Rush, Jr., to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statements of COUNTRY Mutual Funds Trust and pre- or post-effective amendments thereto, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, whereby ratifying and conforming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


Date:    August 14, 2003





/s/ William J. Hanfland
--------------------------------------
William J. Hanfland, Treasurer






Subscribed and sworn to me this 14th day of August, 2003.





                                POWER OF ATTORNEY


     KNOW ALL BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints each of Paul M. Harmon, William J. Hanfland or Robert
W. Rush, Jr., to act as attorney-in-fact and agent, with power of substitution and resubstitution, for the undersigned in any and all capacities to sign the Registration Statements of COUNTRY Mutual Funds Trust and pre- or post-effective amendments thereto, and to file the same with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, whereby ratifying and conforming all that said attorney-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


Date:    August 14, 2003





/s/ Robert W. Weldon
------------------------------
Robert W. Weldon, Trustee



Subscribed and sworn to me this 14th day of August, 2003.